THE ADVISORS’ INNER CIRCLE FUND II

Kopernik Global All-Cap Fund

(the “Fund”)

Supplement dated September 10, 2024 to the Fund’s Prospectus dated March 1, 2024

(the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

The following disclosure is hereby added to Appendix A of the Prospectus:

J.P. Morgan Securities LLC (“J.P. Morgan”)

If you purchase or hold Fund shares through an applicable J.P. Morgan brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC, or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan

Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts
Shares of the Funds purchased through J.P. Morgan Self-Directed Investing accounts
Shares purchased through rights of reinstatement
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Kopernik Fund family)
Shares purchased by employees and registered representatives of J.P. Morgan or its affiliates and their spouse or financial dependent as defined by J.P. Morgan

CDSC Waivers on Class A Shares Available at J.P. Morgan

Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares acquired through a right of reinstatement

Front-End Load Discounts Available at J.P. Morgan: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the prospectus
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the prospectus will be automatically calculated based on the aggregated holding of Kopernik Fund family assets held by accounts within the purchaser’s household at J.P. Morgan. Eligible Kopernik Fund family assets not held at J.P. Morgan (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Kopernik Fund family, through J.P. Morgan, over a 13-month period of time (if applicable)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

KGI-SK-009-0400